UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 8, 2010

SYMBOLLON PHARMACEUTICALS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-22872	36-3463683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 West Street, Suite J, Medfield, Massachusetts 02052
(Address of principal executive offices)    (Zip Code)

(508) 242-7500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

Item 3.02                      Unregistered Sales of Equity Securities.

On October 8, 2010, pursuant to a Stock Purchase Agreement entered into on that date, Symbollon sold 2,000,000 shares of Class A common stock for $60,000 in the initial closing of a private placement exclusively to Organic Business Alliances, LLC (“OBA”).  Under the Stock Purchase Agreement, Symbollon agreed to sell up to an additional 13,000,000 shares of Class A common stock for $390,000 on or before November 30, 2010.

The securities were offered and sold in reliance upon the exemption from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder.  Our reliance on the exemption was based, in part, on each purchaser’s representation that it is an accredited investor (as defined by Rule 501 under the Securities Act).

In conjunction with the Stock Purchase Agreement, the parties and KSIA, LLC (“Kushi”) entered into a Technology License Agreement pursuant to which Symbollon granted a non-exclusive license to its technology to develop products.  To the extent any products are developed under the license, Symbollon has a right to manufacture and sell such products to Kushi for resale.  Symbollon also granted Kushi a non-exclusive license to purchase Iogen for 50% off the suggested retail price for resale.  Pursuant to the agreement, Symbollon agreed to use the first $50,000 of financing under the Stock Purchase Agreement to purchase key-man life insurance covering its executive officers and directors.  Under the Technology License Agreement, OBA will fund any additional key-man life insurance cost up to $3,750,000.

Item 9.01.                      Financial Statements and Exhibits

(d)                      Exhibits.

10.1	Stock Purchase Agreement, dated as of October 8, 2010, between Symbollon and Organic Business Alliances, LLC.

10.2	Technology License Agreement, dated as of October 8, 2010, among Symbollon, Organic Business Alliances, LLC and KSIA, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 12, 2010

SYMBOLLON PHARMACEUTICALS, INC.

By:   /s/ Paul C. Desjourdy
Paul C. Desjourdy
President, Chief Executive Officer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Page No.
10.1	Stock Purchase Agreement, dated as of October 8, 2010, between Symbollon and Organic Business Alliances, LLC.
10.2	Technology License Agreement, dated as of October 8, 2010, among Symbollon, Organic Business Alliances, LLC and KSIA, LLC.